UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2011

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Commission file number 1-8198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware _____________________________________ (State of incorporation)	86-1052062 ______________________________________________ (IRS Employer Identification Number)
26525 N. Riverwoods Boulevard Mettawa, Illinois ______________________________________________ (Address of principal executive offices)	60045 _____________________ (Zip Code)

Registrant's telephone number, including area code (224) 544-2000

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

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On October 17, 2011, HSBC Finance Corporation (“HSBC Finance” or the “Company”) issued a press release announcing the expiration and results of its offer to exchange (the “Exchange Offer”) any or all of its outstanding $2,938,669,000 in aggregate principal amount of 6.676% Senior Subordinated Notes due 2021 (the “Old Notes”) that were issued in private offerings on December 3, 2010 and December 13, 2010 for new 6.676% Senior Subordinated Notes due 2021 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended.

On October 17, 2011, the Company delivered an aggregate principal amount of $2,923,214,000 of its New Notes for the Old Notes accepted for exchange pursuant to the Exchange Offer.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

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(d)	Exhibits.
	Exhibit No.	Description

	99.1	Press Release dated October 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By: /s/ Mick Forde
Senior Vice President, Deputy General Counsel - Corporate and Assistant Secretary

Dated:  October 17, 2011

Exhibit Index

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Exhibit No.	Description

99.1	Press Release dated October 17, 2011.